Exhibit 99.1

AdvanSix.com
News Release

ADVANSIX PROVIDES BUSINESS UPDATE IN RESPONSE TO CORONAVIRUS (COVID-19) IMPACT

First quarter financial results progressed as planned

Shifting majority of second quarter planned turnaround to second half 2020

Company to release first quarter financial results and hold earnings conference call on May 1

Parsippany, N.J., March 31, 2020 – AdvanSix (NYSE: ASIX) today provided an update on its business and the impact of the ongoing coronavirus pandemic and shared actions the Company is taking to protect its employees, customers, suppliers, shareholders and surrounding communities. To date, no employees have a confirmed case of COVID-19 and the Company has protocols in place including on-site medical personnel to actively monitor employees.

A summary of updates and actions taken follows:

Health and Safety
•Implemented thermal screening process at all manufacturing facilities, with restrictions on non-essential visitors
•Instituted telecommuting across all sites, where possible
•Prohibited all non-essential domestic and international business travel
•Established social distancing measures limiting the number of employees in control rooms, labs and meetings
•Maintaining policies and practices consistent with CDC and government guidelines

Plant Operations
•Operations at the Company’s manufacturing locations in Frankford, PA, Hopewell, VA and Chesterfield, VA continue to run at robust production rates necessary to meet customer orders
•Business continuity plans in place to ensure safe and stable operations, while continuing to serve our customers by adjusting output to changes in mix and demand
•The previously scheduled 2Q 2020 planned plant turnaround has been de-risked – a majority of the work has been shifted into the second half of the year in order to limit the number of contractors on site and ensure operational continuity in the current environment

Financial Position
•$425 million revolving credit facility in place maturing in 2023
•As of the end of 1Q 2020, the Company has approximately $30 million of cash on hand with approximately $90 million of additional capacity available under the revolving credit facility
•Additional liquidity potential of up to $175 million under the credit facility’s accordion feature
•Previously announced credit facility amendment executed in the first quarter provides 2020 covenant flexibility
•Disciplined working capital and cost management including discretionary spending
•Assessing opportunities to maximize free cash flow including a further reduction of capital expenditures, which are currently targeted at the low-end of our previously communicated range of $90 to $100 million in 2020

“The health and safety of our employees is our top priority,” said Erin Kane, president and CEO of AdvanSix. “We are monitoring the situation closely while executing our business continuity plans so we can continue to be a trusted partner for reliable supply to our customers. The U.S. Department of Homeland Security has designated our industry as ‘life sustaining and essential’ during the response to coronavirus for both public health and safety as well as community well-being. I want to thank the entire AdvanSix organization for their extraordinary efforts during this challenging time to keep our business moving forward.”

“I’m pleased to share that our first quarter results progressed as planned despite the challenging macro conditions, highlighting the resilience and strength of our vertically integrated asset base and global low-cost advantage. We look forward to providing another update during our first quarter 2020 earnings conference call,” added Kane.

First Quarter 2020 Earnings Conference Call
The Company announced that it will issue its first quarter 2020 financial results before the opening of the New York Stock Exchange on Friday, May 1. The Company will hold a conference call with investors at 9:00 a.m. ET that day.

Conference Call Details
To participate on the conference call, dial (334) 777-6978 (domestic) or (800) 367-2403 (international) approximately 10 minutes before the 9:00 a.m. ET start, and tell the operator that you are dialing in for AdvanSix’s first quarter 2020 earnings call. A replay of the conference call will be available from 12 noon ET on May 1 until 12 noon ET on May 8. You can listen to the replay by dialing (719) 457-0820 (domestic) or (888) 203-1112 (international). The access code is 1073556.

Presentation Materials / Webcast Details
A real-time audio webcast of the presentation can be accessed at http://investors.advansix.com. Related materials will be posted prior to the presentation at that site, and a replay of the webcast will be available on the AdvanSix investor website for 90 days following the presentation.

About AdvanSix
AdvanSix is a leading manufacturer of Nylon 6, a polymer resin which is a synthetic material used by our customers to produce fibers, filaments, engineered plastics and films that, in turn, are used in such end-products as carpets, automotive and electronic components, sports apparel, food packaging and other industrial applications. As a result of our backward integration and the configuration of our manufacturing facilities, we also sell caprolactam, ammonium sulfate fertilizer, acetone and other intermediate chemicals, all of which are produced as part of our integrated manufacturing value chain. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words like "expect," "anticipate," "estimate," “outlook”, "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" or other variations or similar terminology. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters and pandemics including the coronavirus; price fluctuations and supply of raw materials; our operations and growth projects requiring substantial capital; general economic and financial conditions in the U.S. and globally, including the impact of the coronavirus; growth rates and cyclicality of the industries we serve including global changes in supply and demand; risks associated with our indebtedness including with respect to restrictive covenants; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties; cybersecurity and data privacy incidents; failure to maintain effective internal controls; disruptions in transportation and logistics; our inability to achieve some or all of the anticipated benefits of our spin-off including uncertainty regarding qualification for expected tax treatment; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019.

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Contacts:
Media	Investors
Debra Lewis	Adam Kressel
(973) 526-1767	(973) 526-1700
debra.lewis@advansix.com	adam.kressel@advansix.com

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